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                                                                    EXHIBIT 99.1


                                                             The Brink's Company
                                                              Richmond, Virginia





                             Key Employees' Deferred
                              Compensation Program


                                                                          [LOGO]

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                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----

PREAMBLE           ..........................................................  1

ARTICLE I          DEFINITIONS...............................................  3

ARTICLE II         ADMINISTRATION............................................  7

ARTICLE III        DEFERRAL OF CASH INCENTIVE PAYMENTS.......................  7

    SECTION 1         Definitions............................................  7

    SECTION 2         Eligibility............................................  8

    SECTION 3         Deferral of Cash Incentive Payments ...................  8

    SECTION 4         Matching Incentive Contributions.......................  9

    SECTION 5         Irrevocability of Election.............................  9

    SECTION 6         Conversion of New Deferrals and
                      Matching Incentive Contributions
                      to Brink's Units.......................................  9

    SECTION 7         Conversion of Existing Incentive Accounts
                      to Brink's Units....................................... 10

    SECTION 8         Adjustments ........................................... 10

    SECTION 9         Dividends and Distributions............................ 10

    SECTION 10        Allocation of Units as of July 1, 1994................. 11

    SECTION 11        Minimum Distribution................................... 11

ARTICLE IV         DEFERRAL OF SALARY........................................ 12

    SECTION 1         Definitions............................................ 12

    SECTION 2         Eligibility............................................ 12

    SECTION 3         Deferral of Salary..................................... 13

    SECTION 4         Matching Salary Contributions.......................... 13

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                                                                            Page
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    SECTION 5         Irrevocability of Election............................. 14

    SECTION 6         Conversion of New Deferrals, Matching
                      Salary Contributions and Dividends to
                      to Brink's Units....................................... 14

    SECTION 7         Conversion of Existing Incentive Accounts
                      to Brink's Units....................................... 16

    SECTION 8         Adjustments............................................ 16

    SECTION 9         Dividends and Distributions............................ 16

    SECTION 10        Minimum Distribution................................... 17

ARTICLE V          SUPPLEMENTAL SAVINGS PLAN................................. 17

    SECTION 1         Definitions............................................ 17

    SECTION 2         Eligibility............................................ 18

    SECTION 3         Deferral of Compensation............................... 18

    SECTION 4         Matching Contributions................................. 20

    SECTION 5         Irrevocability of Election............................. 21

    SECTION 6         Conversion of New Deferrals, Matching
                      Contributions and Dividends to Brink's
                      Units.................................................. 21

    SECTION 7         Conversion of Existing Incentive
                      Accounts to Brink's Units.............................. 23

    SECTION 8         Adjustments............................................ 23

    SECTION 9         Dividends and Distributions............................ 23

ARTICLE VI         DEFERRAL OF PERFORMANCE AWARDS............................ 24

    SECTION 1         Definitions............................................ 24


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                                                                            Page
                                                                            ----

    SECTION 2         Eligibility............................................ 25

    SECTION 3         Deferral of Cash Performance Payments.................. 25

    SECTION 4         Irrevocability of Election............................. 25

    SECTION 5         Conversion to Units.................................... 26

    SECTION 6         Adjustments............................................ 26

    SECTION 7         Dividends and Distributions............................ 26

    SECTION 8         Minimum Distribution................................... 27

    SECTION 9         Effective Date......................................... 27

ARTICLE VII           DISTRIBUTIONS.......................................... 27

    SECTION 1         Certain Payments on Termination of
                      Employment............................................. 27

    SECTION 2         Payments Attributable to Matching
                      Incentive Contributions and Matching
                      Salary Contributions on Termination of
                      Employment............................................. 29

    SECTION 3         In-Service Distributions............................... 30

ARTICLE VIII          DESIGNATION OF BENEFICIARY............................. 31

ARTICLE IX            MISCELLANEOUS.......................................... 32

    SECTION 1         Nontransferability of Benefits......................... 32

    SECTION 2         Notices................................................ 32

    SECTION 3         Limitation on Rights of Employee....................... 33

    SECTION 4         No Contract of Employment.............................. 33

    SECTION 5         Withholding............................................ 33

    SECTION 6         Term, Amendment and Termination........................ 34


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                 Key Employees' Deferred Compensation Program of
                 -----------------------------------------------
                               The Brink's Company
                               -------------------
                             As Amended and Restated
                             -----------------------
                              As of January 1, 2005
                              ---------------------


                                    PREAMBLE
                                    --------

     The Key Employees' Deferred Compensation Program of The Brink's Company (the "Program"), as amended and restated as of January 1, 2005, is a continuation and improvement of the Program as in effect immediately prior to such date. Effective January 14, 2000, the Program was amended and restated to reflect the exchange of .4848 of a share of Pittston Brink's Group Common Stock for each outstanding share of Pittston BAX Group Common Stock and .0817 of a share of Pittston Brink's Group Common stock for each outstanding share of Pittston Minerals Group Common Stock. In addition, effective as of January 14, 2000, participants may defer amounts payable under The Brink's Company Management Performance Improvement Plan.

     The Program continues to provide an opportunity to certain employees to defer receipt of (a) all or part of their cash incentive payments awarded under the Key Employees Incentive Plan of The Brink's Company; (b) up to 50% of their base salary; and (c) any or all amounts that are prevented from being deferred as a matched contribution (and the related matching contribution) under The Brink's Company 401(k) Plan ("Savings Plan") as a result of limitations imposed by Sections 401(a)(17), 401(k)(3), 402(g) and 415 of the Internal Revenue Code of 1986, as amended (the "Code").

     In order to align the interests of participants more closely to the long-term interests of The Brink's Company (the "Company") and its shareholders, effective June 1, 1995, the Program was amended to provide matching contributions with respect to certain cash incentive awards and salary deferrals

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and to provide that an amount equivalent to matching  contributions that are not eligible to be made under the Savings Plan as a result of limitations imposed by Code Section 401(m)(2) shall be allocated under this Program.

     The Program was again amended and restated effective as of January 19, 1996, to reflect the redesignation of the Pittston Services Group Common Stock as Brink's Group Common Stock and the creation of a new class of common stock designated as Pittston BAX Group Common Stock.

     Effective January 1, 2005, the Program was amended to comply with the provisions of Code Section 409A and Treasury Regulations issued thereunder. Each provision and term of the amendment should be interpreted accordingly, but if any provision or term of such amendment would be prohibited by or be inconsistent with Code Section 409A or would contribute a material modification to the Program, then such provision or term shall be deemed to be reformed to comply with Code Section 409A or be ineffective to the extent it results in a material modification to the Plan, without affecting the remainder of such amendment. The amendments apply solely to amounts deferred on and after January 1, 2005, plus any deferral elections prior to January 1, 2005, for amounts that are not earned and vested as of such date (plus earnings on such amounts deferred). Amounts deferred prior to January 1, 2005, that are earned and vested as of December 31, 2004, including any earnings on such amounts credited prior to, and on or after January 1, 2005, shall remain subject to the terms of the Program as in effect prior to January 1, 2005.

     The Program is an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, within the meaning of Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended.


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                                    ARTICLE I

                                   Definitions
                                   -----------

     Wherever used in the Program, the following terms shall have the meanings indicated:

     BAX Exchange Ratio: The ratio whereby .4848 of a share of Brink's Stock will be exchanged for each outstanding share of BAX Stock on the Exchange Date.

     BAX Stock: Pittston BAX Group Common Stock, par value $1.00 per share.

     BAX Unit: The equivalent of one share of BAX Stock credited to an Employee's Incentive Account.

     Board: The Board of Directors of the Company.

     Brink's Stock: The Brink's Group Common Stock, par value $1.00 per share.

     Brink's Unit: The equivalent of one share of Brink's Stock credited to an Employee's Incentive Account.

     Change in Control: A Change in Control shall be deemed to occur (a) upon the approval of the shareholders of the Company (or if such approval is not required, the approval of the Board) of (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the shares of Brink's Stock would be converted into cash, securities or other property other than a consolidation or merger in which holders of the total voting power in the election of directors of the Company of Brink's Stock outstanding (exclusive of shares held by the Company's affiliates) (the "Total Voting Power") immediately prior to the consolidation or merger will have the same proportionate ownership of the total voting power in the election

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of directors of the surviving corporation immediately after the consolidation or merger, or (ii) any sale, leases, exchange or other transfer (in one transaction or a series of transactions) of all or substantially all the assets of the Company, (b) when any "person" (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Act") other than the Company, its affiliates or an employee benefit plan or trust maintained by the Company or its affiliates, shall become the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of more than 20% of the Total Voting Power, or
(c) it at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election by the Company's shareholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period.

     Code: The Internal Revenue Code of 1986, as amended from time to time.

     Committee: The Compensation and Benefits Committee of the Board, which shall consist of members of the Board of Directors who qualify as "nonemployee directors" as described in Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended.

     Company: The Brink's Company.

     Employee: Any resident of the United States of America who is in the employ of the Company or a Subsidiary whose principal place of business is located in the United States of America or any other individual designated by the Committee.

     Exchange: The exchange of Brink's Stock for outstanding shares of BAX Stock and Minerals Stock as of the Exchange Date.

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                                                                               5


     Exchange Date: January 14, 2000, the date as of which the Exchange occurred.

     Foreign Subsidiary: Any corporation that is not incorporated in the United States of America more than 80% of the outstanding voting stock of which is owned by the Company, by the Company and one or more Subsidiaries and/or Foreign Subsidiaries or by one or more Subsidiaries and/or Foreign Subsidiaries.

     Incentive Account: The account maintained by the Company for an Employee to document the amounts deferred under the Program by such Employee and any other amounts credited hereunder and the Units into which such amounts shall be converted. Effective January 1, 2005, the Company shall maintain a Pre-2005
Incentive Account and a Post-2004 Incentive Account for each Employee participating in the Program. An Employee's Pre-2005 Incentive Account shall document the amounts deferred under the Program by the Employee and any other amounts credited hereunder which are earned and vested prior to January 1, 2005. An Employee's Post-2004 Incentive Account shall document the amounts deferred under the Program by the Employee and any other amounts credited hereunder on and after January 1, 2005, plus any amounts deferred or credited prior to January 1, 2005, which are not earned or vested as of December 31, 2004.

     Minerals Exchange Ratio: The ratio whereby .0817 of a share of Brink's Stock will be exchanged for each outstanding share of Minerals Stock on the Exchange Date.

     Minerals Stock: Pittston Minerals Group Common Stock, par value $1.00 per share.

     Minerals Unit: The equivalent of one share of Minerals Stock credited to an Employee's Incentive Account.

     Program: This Key Employees' Deferred Compensation Program of The Brink's Company, as in effect from time to time.


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                                                                               6


     Redesignation: The redesignation of Services Stock as Brink's Stock and the creation and distribution of BAX Stock as of January 19, 1996.

     Salary: The base salary paid to an Employee by the Company, a Subsidiary or a Foreign Subsidiary for personal services determined prior to reduction for any contribution made on a salary reduction basis.

     Shares: On and after January 19, 1996, and prior to the Exchange Date, Brink's Stock, BAX Stock or Minerals Stock, as the case may be and on and after the Exchange Date, Brink's Stock.

     Services Stock: Pittston Services Group Common Stock, par value $1.00 per share.

     Subsidiary: Any corporation incorporated in the United States of America more than 80% of the outstanding voting stock of which is owned by the Company, by the Company and one or more Subsidiaries or by one or more Subsidiaries.

     Unit: On and after January 19, 1996, and prior to the Exchange Date, a Brink's Unit, BAX Unit or Minerals Unit, as the case may be and on and after the Exchange Date, a Brink's Unit.

     Year: (a) With respect to the benefits provided pursuant to Articles III and VI, the calendar year, and (b) with respect to the benefits provided pursuant to Articles IV and V, the six-month period from July 1, 1994, through December 31, 1994, and thereafter, the calendar year; provided, however that if a newly-hired Employee becomes eligible to participate in the benefits provided pursuant to Articles IV and/or V, on a day other than the first day of the Year, the Year for purposes of Articles IV and V shall be the portion of the calendar year during which the Employee is first eligible to participate in the benefits provided thereunder.

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                                                                               7


                                   ARTICLE II

                                 Administration
                                 --------------

     The Committee is authorized to construe the provisions of the Program and to make all determinations in connection with the administration of the Program including, but not limited to, the Employees who are eligible to participate in the benefits provided under Articles III or IV. All such determinations made by the Committee shall be final, conclusive and binding on all parties, including Employees participating in the Program. All authority of the Committee provided for in, or pursuant to, this Program may also be exercised by the Board. In the event of any conflict or inconsistency between determinations, orders, resolutions or other actions of the Committee and the Board taken in connection with this Program, the actions of the Board shall control.

                                   ARTICLE III

                       Deferral of Cash Incentive Payments
                       -----------------------------------

     SECTION 1. Definitions. Whenever used in this Article III, the following terms shall have the meanings indicated:

          Cash Incentive Payment: A cash incentive payment awarded to an Employee for any Year under the Incentive Plan. Notwithstanding anything contained herein to the contrary, effective April 1, 2003, any compensation, bonuses, or incentive payments approved by the Compensation Committee of The Brink's Company payable pursuant to The Brink's Company Management Performance Improvement Plan, and any special recognition bonus payable to any highly compensated employees, shall be excluded for purposes of defining or determining the Cash Incentive Payment for which a
     Participant may make an elective deferral, and for which employer contributions are made, pursuant to the terms of this Plan.

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                                                                               8


          Incentive Plan: The Key Employees Incentive Plan of The Brink's Company, as in effect from time to time or any successor thereto.

          Matching Incentive Contributions: Matching contributions allocated to an Employee's Incentive Account pursuant to Section 4 of this Article III.

     SECTION 2. Eligibility. The Committee shall designate the key management, professional or technical Employees who may defer all or part of their Cash Incentive Payments for any Year pursuant to this Article III.

     An Employee designated to participate in this portion of the Program pursuant to the preceding paragraph shall be eligible to receive a Matching Incentive Contribution for a Year if (a) his or her Salary (on an annualized basis) as of the preceding December 31 is at least equal to $160,000 (as adjusted for Years after 1999 to reflect the limitation in effect under Code
Section 401(a)(17) for the Year in which the Employee's election to participate is filed) or (b) he or she is so designated by the Committee. Notwithstanding the foregoing, a newly hired Employee will be eligible to receive a Matching Incentive Contribution for his or her initial Year of employment if his or her Salary (on an annualized basis) in effect on his or her first day of employment with the Company or a Subsidiary will exceed the threshold amount determined pursuant to Code Section 401(a)(17) for his or her initial calendar year of employment.

     SECTION 3. Deferral of Cash Incentive Payments. Each Employee whom the Committee has selected to be eligible to defer a Cash Incentive Payment for any Year pursuant to this Article III may make an election to defer all or part (in multiples of 10%) of any Cash Incentive Payment which may be made to him or her for such Year. Such Employee's election for any Year shall be made prior to

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                                                                               9

January 1 of such Year; provided, however, that with respect to the 1995 Year, an Employee who is eligible to receive a Matching Incentive Contribution pursuant to Section 2 of this Article III may make such election at any time prior to June 1, 1995, for Cash Incentive Payments paid for 1995 if he or she
(a) has not previously made a deferral election for 1995 or (b) wishes to increase the percentage of his Cash Incentive Payment to be deferred. An Incentive Account (which may be the same Incentive Account established pursuant to Articles IV, V and/or VI) shall be established for each Employee making such election and Units in respect of such deferred payment shall be credited to such Incentive Account as provided in Section 6 below.

     SECTION 4. Matching Incentive Contributions. Effective for the 1995 Year, each Employee who is eligible to receive Matching Incentive Contributions pursuant to Section 2 of this Article III shall have a Matching Incentive Contribution allocated to his or her Incentive Account. Such Matching Incentive Contribution shall be equal to the amount of his or her Cash Incentive Payment that he or she has elected to defer but not in excess of 10% of his or her Cash Incentive Payment. The dollar amount of each Employee's Matching Incentive Contributions shall be credited to his or her Incentive Account as of the January 1 next following the Year in respect of which the Cash Incentive Payment was made. Units in respect of such amounts shall be credited to such Incentive Account as provided in Section 7 below.

     SECTION 5. Irrevocability of Election. Except as provided in Section 3 of this Article III, an election to defer Cash Incentive Payments under the Program for any Year shall be irrevocable after the first day of such Year.

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                                                                              10

     SECTION 6. Conversion of New Deferrals and Matching Incentive Contributions to Brink's Units. For Years after 1999, the amount of an Employee's deferred Cash Incentive Payment (and related Matching Incentive Contributions) for any Year shall be converted to Brink's Units and shall be credited to such Employee's Incentive Account as of the January 1 next following the Year in respect of which the Cash Incentive Payment was made. The number (computed to the second decimal place) of Units so credited shall be determined by dividing the aggregate amount of the deferred Cash Incentive Payment and related Matching Incentive Contributions credited to the Employee's Incentive Account for such Year by the average of the high and low per share quoted sale prices of Brink's Stock as reported on the New York Stock Exchange Composite Transaction Tape on each trading day during the month of December of the Year immediately prior to the crediting of Units.

     SECTION 7. Conversion of Existing Incentive Accounts to Brink's Units. As of the Exchange Date, all BAX Units and Minerals Units in an Employee's Incentive Account attributable to Cash Incentive Payments (and related Matching Incentive Contributions) shall be converted into Brink's Units by multiplying the number of BAX Units and Minerals Units in the Employee's Incentive Account by the BAX Exchange Ratio or the Minerals Exchange Ratio, respectively.

     SECTION 8. Adjustments. The Committee shall determine such equitable adjustments in the Units credited to each Incentive Account as may be appropriate to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization or any distribution to common shareholders other than cash dividends.

     SECTION 9. Dividends and Distributions. Whenever a cash dividend or any other distribution is paid with respect to shares of Brink's Stock, the Incentive Account of each Employee will be credited with an additional number of Brink's Units, equal to the number of shares of Brink's Stock including

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                                                                              11

fractional shares (computed to the second decimal place), that could have been purchased had such dividend or other distribution been paid to the Incentive
Account on the payment date for such dividend or distribution based on the number of shares represented by Units in such Incentive Account as of such date and assuming the amount of such dividend or value of such distribution had been used to acquire additional Brink's Units. Such additional Brink's Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

     SECTION 10. Allocation of Units as of July 1, 1994. As of July 1, 1994, the number of Units credited to an Employee's Incentive Account shall be equal to the number of Units credited to his Incentive Account as of June 30, 1994, under the Key Employees Deferred Payment Program of The Brink's Company.

     SECTION 11. Minimum Distribution. Distributions shall be made in accordance with Article VII; provided, however, that the aggregate value of the Brink's Stock and cash distributed to an Employee (and his or her beneficiaries) in respect of all Units standing to his or her credit in his or her Incentive Account attributable to deferrals of Cash Incentive Payments (including related dividends but not Matching Incentive Contributions) shall not be less than the aggregate amount of Cash Incentive Payments and dividends (credited to his or her Incentive Account pursuant to Section 9) in respect of which such Units were initially so credited. The value of the Brink's Stock, so distributed shall be considered equal to the average of the high and low per share quoted sale prices of Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape for the last trading day of the month preceding the month of distribution.

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                                                                              12

                                   ARTICLE IV

                               Deferral of Salary
                               ------------------

     SECTION 1. Definitions. Wherever used in this Article IV, the following term shall have the meaning indicated:

          Matching Salary Contributions: Matching contributions allocated to an Employee's Incentive Account pursuant to Section 4 of this Article IV.

     SECTION 2. Eligibility. An Employee may participate in the benefits provided pursuant to this Article IV for any Year if (a) his or her Salary (on an annualized basis) as of the preceding December 31 is at least equal to $160,000 (as adjusted for Years after 1999 to reflect the limitation in effect under Code Section 401(a)(17) for the Year in which the Employee's election to participate is filed) or (b) he or she is designated by the Committee as eligible to participate. Notwithstanding the foregoing, a newly hired Employee will be eligible to defer a portion of his or her Salary during his or her initial Year of employment if his or her Salary (on an annualized basis) in effect on his or her first day of employment with the Company or a Subsidiary will exceed the threshold amount determined pursuant to Code Section 401(a)(17) for his or her initial calendar year of employment.

     Except as otherwise provided by the Committee, an Employee who is eligible to defer a portion of his or her Salary shall continue to be so eligible unless his or her Salary for any Year (on an annualized basis) is less than $150,000, in which case he or she shall be ineligible to participate in the benefits provided under this Article IV until his or her Salary again exceeds the threshold amount determined pursuant to Code Section 401(a)(17) for the Year prior to the Year of participation.

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                                                                              13

     SECTION 3. Deferral of Salary. Each Employee who is eligible to defer Salary for any Year pursuant to this Article IV may elect to defer up to 50% (in multiples of 5%) of his or her Salary for such Year; provided, however, that in the case of a newly hired Employee who is eligible to participate for his or her initial Year of employment, only up to 50% of Salary earned after he or she files a deferral election with the Committee may be deferred. Such Employee's initial election hereunder for any Year shall be made prior to the first day of such Year or within 30 days after his or her initial date of employment and with respect to services performed after the date of such election; provided, however, that with respect to the 1995 Year, an eligible Employee may make such election at any time prior to June 1, 1995, if he (a) has not previously made a deferral election under this Article IV for 1995 or (b) wishes to increase the percentage of his Salary to be deferred for 1995. Such election under (a) or (b) shall apply only to Salary earned after June 1, 1995. An election to defer Salary shall remain in effect for subsequent Years unless and until a new election is filed with the Committee by the December 31 preceding the Year for which the new election is to be effective. An Incentive Account (which may be the same Incentive Account established pursuant to Articles III, V and/or VI) shall be established for each Employee making such election and such Incentive Account shall be credited as of the last day of each month with the dollar amount of deferred Salary for such month pursuant to such election. Units in respect of such amounts shall be credited to such Incentive Account as provided in Section 6 below.

     SECTION 4. Matching Salary Contributions. Effective June 1, 1995, each Employee who has deferred a percentage of his Salary for a Year pursuant to
Section 2 of this Article IV shall have Matching Salary Contributions allocated to his or her Incentive Account. Such Matching Salary Contributions shall be equal to 100% of the first 10% of his Salary that he or she has elected to defer for the Year (earned after June 1, 1995, for the 1995 Year). The dollar amount of each Employee's Matching Salary Contributions shall be credited to his or her Incentive Account as of the last day of each month. Units in respect of such amounts shall be credited to such Incentive Account as provided in Section 6 below.

     SECTION 5. Irrevocability of Election. Except as provided in Section 3 of this Article IV, an election to defer Salary under the Program for any Year shall be irrevocable after the first day of such Year or after 30 days after his or her initial date of employment, if later.

     SECTION 6. Conversion of New Deferrals, Matching Salary Contributions and Dividends to Brink's Units. For Years after 1999, the amount of an Employee's deferred Salary (and related Matching Salary Contributions) for any Year shall be converted to Brink's Units and shall be credited to such Employee's Incentive Account as of the January 1 next following the Year in which such Salary was earned. The number (computed to the second decimal place) of Units so credited shall be determined by dividing the aggregate amount of all such deferred Salary (and related Matching Salary Contributions) credited to his or her Incentive Account for such Year by the average of the high and low per share quoted sale prices of Brink's Stock as reported on the New York Stock Exchange Composite Transaction Tape for each trading day during the Year immediately prior to the crediting of Units.

     In addition, an additional number of Units shall be credited to an Employee's Incentive Account as of the January 1 next following such Year in the event a dividend or other distribution is paid with respect to shares of Brink's Stock during the Year. The number of additional Units shall be equal to the number of shares of Brink's Stock including fractional shares (computed to the second decimal place), that could have been purchased if (a) the number of Brink's Units credited to the Employee's Incentive Account for the Year pursuant to the preceding paragraph had been credited ratably throughout the Year, (b) the dividend or other distribution had been paid to the Incentive Account on the payment date based on the number of Shares represented by the Units credited pursuant to (a) above had a ratable number of Units been credited on the record date for the dividend or distribution, and (c) such dividend or the value of such distribution had been used to acquire additional Units. Such additional Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Brink's Stock as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

     Upon the Employee's termination of employment, any cash amounts not converted into Units credited to his or her Incentive Account in dollars shall be converted into Brink's Units in the manner described in this Section 6 based on the quoted sale prices (including any sale prices determined on a when issued basis) of Brink's Stock as reported on the New York Stock Exchange Composite Transaction Tape for each trading day during the portion of the Year preceding the month of termination. Such Employee's Incentive Account shall also be credited with an additional number of Units in the event a dividend or other distribution is paid with respect to shares of Brink's Stock during the Year prior to his or her termination of employment. The additional number of Units shall be determined in accordance with this Section 6 assuming that the number of Brink's Units credited to his or her Incentive Account during the Year as a result of his or her termination of employment had been credited ratably during the portion of the Year preceding his or her termination.

     SECTION 7. Conversion of Existing Incentive Accounts to Brink's Units. As of the Exchange Date, all BAX Units and Minerals Units in an Employee's Incentive Account attributable to deferred salary (and related Matching Salary Contributions) shall be converted into Brink's Units by multiplying the number of BAX Units and Minerals Units in the Employee's Incentive Account by the BAX Exchange Ratio or the Minerals Exchange Ratio, respectively.

     SECTION 8. Adjustments. The Committee shall determine such equitable adjustments in the Units credited to each Incentive Account as may be appropriate to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization or any distribution to common shareholders other than cash dividends.

     SECTION 9. Dividends and Distributions. Whenever a cash dividend or any other distribution is paid with respect to shares of Brink's Stock, the Incentive Account of each Employee will be credited with an additional number of Brink's Units equal to the number of shares of Brink's Stock, including fractional shares (computed to the second decimal place), that could have been purchased had such dividend or other distribution been paid to the Incentive
Account on the payment date for such dividend or distribution based on the number of shares represented by the Units in such Incentive Account as of such date and assuming the amount of such dividend or value of such distribution had been used to acquire additional Brink's Units. Such additional Brink's Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Brink's Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

         SECTION 10. Minimum Distribution. Distributions shall be made in accordance with Article VII; provided, however, the aggregate value of the Brink's Stock and cash distributed to an Employee (and his or her beneficiaries) in respect of all Units standing to his or her credit in his or her Incentive Account attributable to the deferral of Salary (including related dividends but not Matching Salary Contributions) shall not be less than the aggregate amount of Salary and dividends in respect of which Units were initially so credited. The value of the Brink's Stock so distributed shall be considered equal to the average of the high and low per share quoted sale prices of Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape for the last trading day of the month preceding the month of distribution.

                                    ARTICLE V

                            Supplemental Savings Plan
                            -------------------------

     SECTION 1. Definitions. Whenever used in this Article V, the following terms shall have the meanings indicated:

          Compensation: The regular wages received during any pay period by an Employee while a participant in the Savings Plan for services rendered to the Company or any Subsidiary that participates in the Savings Plan, including any commissions or bonuses, but excluding any overtime or premium pay, living or other expense allowances, or contributions by the Company or such Subsidiaries to any plan of deferred compensation, and determined without regard to the application of any salary reduction election under the Savings Plan. Bonuses paid pursuant to the Incentive Plan shall be considered received in the Year in which they are payable whether or not such bonus is deferred pursuant to Article III hereof.

          Incentive Plan: The Key Employees Incentive Plan of The Brink's Company, as in effect from time to time or any successor thereto.

          Matching Contributions: Amounts allocated to an Employee's Incentive Account pursuant to Section 4 of this Article V.

          Savings Plan: The Brink's Company 401(k) Plan, as in effect from time to time.

     SECTION 2. Eligibility. An Employee may participate in the benefits provided pursuant to this Article V for any Year if his or her Salary (on an annualized basis) as of the preceding December 31 is at least equal to $160,000 (as adjusted for Years after 1999 to reflect the limitation in effect under Code
Section 401(a)(17) for the Year in which the Employee's election to participate is filed). Notwithstanding the foregoing, a newly hired Employee is eligible to participate in the benefits provided pursuant to this Article V if his or her Salary (on an annualized basis) in effect on his or her first day of employment with the Company or a Subsidiary will exceed the threshold amount determined pursuant to Code Section 401(a)(17) for his or her initial calendar year of employment.

     Except as otherwise provided by the Committee, an Employee who is eligible to participate in the benefits provided pursuant to this Article V shall continue to be so eligible unless his or her Salary for any Year is less than $150,000, in which case he or she shall be ineligible to participate in the benefits provided under this Article V until his or her Salary again exceeds the threshold amount determined pursuant to Code Section 401(a)(17) for the Year prior to the Year of participation.

     SECTION 3. Deferral of Compensation. Effective July 1, 1994, each Employee who is not permitted to defer the maximum percentage of his or her Compensation that may be contributed as a matched contribution under the Savings Plan for any Year as a result of limitations imposed by Sections 401(a)(17), 401(k)(3),

402(g)  and/or  415 of the Code may elect to defer all or part of the  excess of
(a) such maximum percentage (five percent for 1994) of his or her Compensation for the calendar year (without regard to any limitation on such amount imposed by Code Section 401(a)(17)) over (b) the amount actually contributed on his or her behalf under the Savings Plan for such calendar year as a matched contribution; provided, however, that with respect to the 1994 Year, only Compensation paid after July 1, 1994, may be deferred. In order to be permitted to defer any portion of his or her Compensation pursuant to this Section 3 of
Article V, the Employee must elect to defer the maximum amount permitted as a matched contribution for the calendar year under the Savings Plan. Such Employee's initial election hereunder for any Year shall be made prior to the first day of such Year or within 30 days after his or her initial date of employment and with respect to services performed after the date of such election. Such election shall remain in effect for subsequent Years unless and until a new election is filed with the Committee by the December 31 preceding the Year for which the new election is to be effective. An Incentive Account (which may be the same Incentive Account established pursuant to Article III, IV and/or VI) shall be established for each Employee making such election and such Incentive Account shall be credited as of the last day of each month with the dollar amount of the Compensation deferred for such month pursuant to such election; provided, however, that in the event an Employee is not permitted to defer the maximum percentage of his or her Compensation that may be contributed as a matched contribution under the Savings Plan for any year as a result of the limitation imposed by Code Section 401(k)(3), such excess contribution shall be distributed to the Employee, his Compensation paid after the date of the distribution shall be reduced by that amount and such amount shall be allocated to his Incentive Account as of the January 1 next following the Year for which the excess contribution was made under the Savings Plan. Units in respect of such amounts shall be credited to such Incentive Account as provided in Section 6 below.

     SECTION 4. Matching Contributions. Each Employee who elects to defer a portion of his or her Compensation for a Year pursuant to Section 3 of this
Article V shall have a Matching Contribution allocated to his or her Incentive Account equal to the rate of matching contributions in effect for such Employee under the Savings Plan for such Year multiplied by the amount elected to be deferred pursuant to Section 3 above for each month in such Year. The dollar amount of each Employee's Matching Contributions for each month shall be credited to his or her Incentive Account as of the last day of each month.

     Subject to the approval of the shareholders of the Company at the 1995 annual meeting, if an Employee is participating in this portion of the Program pursuant to Section 2 of this Article V and his or her matching contribution under the Savings Plan for 1994 or any later year will be reduced as a result of the nondiscrimination test contained in Code Section 401(m)(2), (a) to the extent such matching contribution is forfeitable, it shall be forfeited and that amount shall be allocated to his or her Incentive Account as a Matching Contribution or (b) to the extent such matching contribution is not forfeitable, it shall be distributed to the Employee, his Compensation paid after the date of the distribution shall be reduced by that amount and such amount shall be allocated to his or her Incentive Account as a Matching Contribution. The dollar amount of such Matching Contribution shall be allocated to each Employee's Incentive Account as of the January 1 next following the Year for which the matching contribution was made under the Savings Plan. Units in respect of such contribution shall be credited to the Employee's Incentive Account as provided in Section 7 below.

     SECTION 5. Irrevocability of Election. An election to defer amounts under the Program for any Year shall be irrevocable after the first day of such Year or after the date on which he or she is first eligible to participate in the Savings Plan, if later.

     SECTION 6. Conversion of New Deferrals, Matching Contributions and Dividends to Brink's Units. The amount of an Employee's deferred Compensation and Matching Contributions for any Year shall be converted to Brink's Units and shall be credited to such Employee's Incentive Account as of the January 1 next following the Year in which such Compensation was earned or for which the Matching Contribution was made. The number (computed to the second decimal place) of Units so credited shall be determined by dividing the aggregate amount of all such amounts credited to the Employee's Incentive Account for such Year attributable to (a) the deferral of amounts awarded under the Incentive Plan (including related Matching Contributions) by the average of the high and low per share quoted sale prices of Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape on each trading day during the month of December of the Year immediately prior to the crediting of such Units, (b) Compensation and Matching Contributions allocated to an Incentive Account as a result of failing to satisfy the tests included in Code Sections 401(k)(3) or 401(m)(2) under the Savings Plan, by the average of the high and low per share quoted sales prices of Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape on each trading day during the month of April of the Year in which such Units are credited to the Employee's Incentive Account and
(c) the deferral of all other Compensation (including related Matching Contributions) by the average of the high and low per share quoted sale prices of Brink's Stock as reported on the New York Stock Exchange Composite Transaction Tape (i) on each trading day during the period commencing on the first day of the month after the Employee's salary (as such term is defined in the Savings Plan) equals the maximum amount of considered compensation for such Year pursuant to Code Section 401(a)(17) and ending on December 31 or (ii) in the event the Employee's salary equals the maximum amount of considered compensation in December, on the first trading day in the following January. In addition, an additional number of Units shall be credited to an Employee's Incentive Account as of the January 1 of the following Year in the event a dividend or other distribution is paid with respect to shares of Brink's Stock during the Year. The number of additional Units shall be equal to the number of shares of Brink's Stock, including fractional shares (computed to the second decimal place), that could have been purchased if (a) the number of Brink's Units credited to the Employee's Incentive Account, for the Year pursuant to the preceding paragraph had been credited ratably throughout the portion of the Year commencing on the first day of the month after the Employee's salary (as defined in the Savings Plan) equals the maximum amount of considered compensation for such Year pursuant to Code Section 401(a)(17), (b) the dividend or other distribution had been paid to the Incentive Account on the payment date based on the number of shares represented by the Units credited pursuant to (a) above had a ratable number of Units been credited on the record date for the dividend or distribution, and (c) such dividend or the value of such distribution had been used to acquire additional Units. Such additional Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

     Upon the Employee's termination of employment, any cash amounts not converted into Units credited to his or her Incentive Account in dollars shall be converted into Brink's Units in the manner described in this Section 6 based on the quoted sale prices (including any sale prices determined on a when issued basis) of Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape for each trading day during the portion of the Year preceding the month of termination. Such Employee's Incentive Account shall also be credited with an additional number of Units in the event a dividend or other distribution is paid with respect to shares of Brink's Stock during the Year prior to his or her termination of employment. The additional number of Units shall be determined in accordance with this Section 6 assuming that the number of Brink's Units credited to his or her Incentive Account during the Year as a result of his or her termination of employment had been credited ratably during the portion of the Year preceding his or her termination.

     SECTION 7. Conversion of Existing Incentive Accounts to Brink's Units. As of the Exchange Date, all BAX Units and Minerals Units in an Employee's Incentive Account attributable to Compensation deferred pursuant to this Article V (and related Matching Contributions) shall be converted into Brink's Units by multiplying the number of such BAX Units and Minerals Units in the Employee's Incentive Account by the BAX Exchange Ratio or the Minerals Exchange Ratio, respectively.

     SECTION 8. Adjustments. The Committee shall determine such equitable adjustments in the Units credited to each Incentive Account as may be appropriate to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization or any distribution to common shareholders other than cash dividends.

     SECTION 9. Dividends and Distributions. Whenever a cash dividend or any other distribution is paid with respect to shares of Brink's Stock, the Incentive Account of each Employee will be credited with an additional number of Brink's Units equal to the number of shares of Brink's Stock, including fractional shares (computed to the second decimal place), that could have been purchased had such dividend or other distribution been paid to the Incentive
Account on the payment date for such dividend or distribution based on the number of shares represented by the Units in such Incentive Account as of such date and assuming that the amount of such dividend or value of such distribution had been used to acquire additional Brink's Units of the class giving rise to the dividend or other distribution. Such additional Brink's Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

                                   ARTICLE VI

                         Deferral of Performance Awards
                         ------------------------------

     SECTION 1. Definitions. Whenever used in this Article VI, the following terms shall have the meanings indicated:

          Cash Performance Payment: A cash incentive payment due to an Employee in any Year under the Management Performance Improvement Plan.

          Management   Performance   Improvement   Plan:  The  Brink's   Company
     Management Performance Improvement Plan, as in effect from time to time or any successor thereto.

          Performance Measurement Period: A performance cycle of one or more fiscal Years of the Company under the Management Performance Improvement Plan.

     SECTION 2. Eligibility. Any Employee who is a participant in the Management Performance Improvement Plan may elect to defer all or part of his or her Cash Performance Payment payable under such plan pursuant to this Article VI.

     SECTION 3. Deferral of Cash Performance Payments. Each Employee who is eligible to defer his or her Cash Performance Payment for any Performance Measurement Period pursuant to this Article VI may make an election to defer all or part (in multiples of 10%) of any Cash Performance Payment which may be made to him or her for such Performance Measurement Period. If the Committee determines that a Cash Performance Payment relating to any Performance Measurement Period is "performance-based compensation" under Code Section 409A, such Employee's election shall be made prior to January 1 of the last Year in the Performance Measurement Period. If the Committee determines that a Cash Performance Payment relating to any Performance Measurement Period is not "performance-based compensation" under Code Section 409A, such Employee's election shall be made prior to the beginning of the Performance Measurement Period or by such other time as the Committee determines will satisfy Code
Section 409A and Treasury Regulations issued thereunder. An Incentive Account (which may be the same Incentive Account established pursuant to Articles III, IV and/or V) shall be established for each Employee making such election and Units in respect of such deferred payment shall be credited to such Incentive Account as provided in Section 5 below.

     SECTION 4. Irrevocability of Election. An election to defer Cash Performance Payments under the Program for any Performance Measurement Period shall be irrevocable after the last date for making such an election, as specified in the second or third sentence of Section 3, above, as applicable.

     SECTION 5. Conversion to Units. The amount of an Employee's deferred Cash Performance Payment for any Performance Measurement Period shall be converted to Brink's Units and shall be credited to such Employee's Incentive Account as of the first day of the month next following the date on which the Cash Performance Payment would be paid if it was not deferred pursuant to this Program. The number (computed to the second decimal place) of Brink's Units so credited shall be determined by dividing the aggregate amount of the deferred Cash Performance Payment credited to the Employee's Incentive Account for such Performance Measurement Period by the average of the high and low per share quoted sale prices of Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape on each trading day during the month preceding the crediting of Units.

     SECTION 6. Adjustments. The Committee shall determine such equitable adjustments in the Units credited to each Incentive Account as may be appropriate to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization or any distribution to common shareholders other than cash dividends.

     SECTION 7. Dividends and Distributions. Whenever a cash dividend or any other distribution is paid with respect to shares of Brink's Stock, the Incentive Account of each Employee will be credited with an additional number of Brink's Units equal to the number of shares of Brink's Stock, including fractional shares (computed to the second decimal place), that could have been purchased had such dividend or other distribution been paid to the Incentive
Account on the payment date for such dividend or distribution based on the number of shares represented by Units in such Incentive Account as of such date and assuming the amount of such dividend or value of such distribution had been used to acquire additional Brink's Units. Such additional Brink's Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

     SECTION 8. Minimum Distribution. Distributions shall be made in accordance with Article VII; provided, however, that the aggregate value of the Brink's Stock and cash distributed to an Employee (and his or her beneficiaries) in respect of all Units standing to his or her credit in his or her Incentive
Account attributable to deferrals of Cash Performance Payments (including related dividends) shall not be less than the aggregate amount of Cash Performance Payments and dividends (credited to his or her Incentive Account pursuant to Section 7) in respect of which such Units were initially so credited. The value of the Brink's Stock, so distributed shall be considered equal to the average of the high and low per share quoted sale prices of Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape for the last trading day of the month preceding the month of distribution.

     SECTION 9. Effective Date. Notwithstanding anything herein to the contrary, the provisions of this Article VI providing for the deferral of Cash Performance Payments shall not become effective until May 5, 2000, and only upon approval of the Management Performance Improvement Plan by the Company's shareholders.

                                   ARTICLE VII

                                  Distributions
                                  -------------

     SECTION 1. Certain Payments on Termination of Employment. Each Employee who has a Pre-2005 Incentive Account shall receive a distribution in Brink's Stock in respect of all Brink's Units standing to the credit of such Employee's

Pre-2005 Incentive Account (other than Units attributable to Matching Incentive Contributions, Matching Salary Contributions and dividends related thereto), in a single lump-sum distribution as soon as practicable following his or her termination of employment; provided, however, that an Employee may elect, at least 12 months prior to his or her termination of employment to receive distribution of the Shares represented by the Units credited to his or her Pre-2005 Incentive Account in equal annual installments (not more than ten) commencing on the first day of the month next following the date of his or her termination of employment (whether by death, disability, retirement or otherwise) or as promptly as practicable thereafter. Such Employee may at any time elect to change the manner of such payment, provided that any such election is made at least 12 months in advance of his or her termination of employment.

     Each Employee who has a Post-2004 Incentive Account shall receive a distribution in Brink's Stock in respect of all Brink's Units standing to the credit of such Employee's Post-2004 Incentive Account (other than Units attributable to Matching Incentive Contributions, Matching Salary Contributions and dividends related thereto) in a single-lump sum distribution no earlier than the six-month anniversary of such Employee's termination of employment, or as soon as practicable thereafter. An Employee may elect, at least 12 months prior to his or her termination of employment, to receive distribution of the Shares represented by the Units credited to his or her Post-2004 Incentive Account in equal annual installments (not more than ten) commencing not earlier than the last day of the month next following the fifth anniversary of the date of his or her termination of employment (for any reason) or as promptly as practicable thereafter. Any such election shall become effective on the 12-month anniversary of the date the election is made.

     The number of shares of Brink's Stock to be included in each installment payment shall be determined by multiplying the number of Brink's Units in the Employee's Pre-2005 or Post 2004 Incentive Account, as applicable, as of the first day of the month preceding the initial installment payment and as of each succeeding anniversary of such date by a fraction, the numerator or which is one and the denominator of which is the number of remaining installments (including the current installment).

     Any fractional Units shall be converted to cash based on the average of the high and low per share quoted sale prices of the Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape, on the last trading day of the month preceding the month of distribution and shall be paid in cash.

     SECTION 2. Payments Attributable to Matching Incentive Contributions and Matching Salary Contributions on Termination of Employment. In the event of the termination of employment of an Employee as a result of (a) death, (b) retirement after satisfying the requirements for early or normal retirement under a pension plan sponsored by the Company or a Subsidiary in which the Employee participated, (c) total and permanent disability (as defined in the Company's long-term disability plan) or (d) termination of employment for any reason within three years following a Change in Control, the Employee shall receive a distribution of Brink's Stock in respect of all Brink's Units standing to the credit of such Employee's Pre-2005 and Post-2004 Incentive Accounts attributable to Matching Incentive Contributions, Matching Salary Contributions and dividends related thereto in the same manner as provided in Section 1 of this Article VII for the distribution of other Units standing to the credit of such Employee's Pre-2005 and Post-2004 Incentive Accounts.

     In the event of a termination of employment for a reason not described in the preceding paragraph, the Employee shall forfeit the Units in his or her Pre-2005 and Post-2004 Incentive Account attributable to Matching Incentive Contributions, Matching Salary Contributions and dividends related thereto for the Year in which the termination occurs. Such Employee shall be vested in the remaining Units standing to the credit of such Employee in his or her Pre-2005 and Post-2004 Incentive Accounts attributable to Matching Incentive Contributions, Matching Salary Contributions and dividends related thereto in accordance with the following schedule:

   Months of Participation                         Vested Percentage
   -----------------------                         -----------------

less than 36                                               0
at least 36 but less than 48                              50%
at least 48 but less than 60                              75%
60 or more                                               100%

An Employee shall receive credit for one "month of participation" for each calendar month during which a deferral election is in effect pursuant to Section 3 of Articles III or IV. Brink's Stock, in respect of the vested Units standing to the credit of such Employee attributable to Matching Incentive Contributions, Matching Salary Contributions and dividends related thereto, shall be distributed in a single lump sum as soon as practicable following the third anniversary of his or her termination of employment.

     SECTION 3. In-Service Distributions. Solely with respect to an Employee's interest in his Pre-2005 Incentive Account, any Employee may make an election, on or before December 31 of any Year, to receive a distribution in Brink's Stock in a lump sum or in not more than ten equal annual installments, on or commencing as of January 1 of the second following Year (or as promptly as practicable thereafter), in respect of all Brink's Units (other than Units attributable to Matching Incentive Contributions, Matching Salary Contributions and dividends related thereto) standing to his or her credit in such Incentive

Account as of such January 1; provided, however, that no such election shall be effective if (a) such Employee has outstanding at such December 31 an election pursuant to Articles III, IV, V or VI to defer any amounts hereunder or (b) such Employee's employment shall terminate for any reason prior to such January 1. Such election to receive a distribution or distributions shall be irrevocable, except that it may be revoked, and a new election may be made, at any time prior to such December 31. The number of shares of Brink's Stock (and the amount of cash representing fractional Units) to be distributed shall be determined in the same manner as provided in Section 1 of this Article VII. No in-service distributions are permitted from an Employee's Post-2004 Incentive Account.

                                  ARTICLE VIII

                           Designation of Beneficiary
                           --------------------------

     An Employee may designate in a written election filed with the Committee a beneficiary or beneficiaries (which may be an entity other than a natural person) to receive all distributions and payments under the Program after the Employee's death. Any such designation may be revoked, and a new election may be made, at any time and from time to time, by the Employee without the consent of any beneficiary. If the Employee designates more than one beneficiary, any distributions and payments to such beneficiaries shall be made in equal percentages unless the Employee has designated otherwise, in which case the distributions and payments shall be made in the percentages designated by the Employee. If no beneficiary has been named by the Employee or no beneficiary survives the Employee, the remaining Shares (including fractional Shares) in the Employee's Incentive Account shall be distributed or paid in a single sum to the Employee's estate. In the event of a beneficiary's death after installment payments to the beneficiary have commenced, the remaining installments will be paid to a contingent beneficiary, if any, designated by the Employee or, in the absence of a surviving contingent beneficiary, the remaining Shares (including fractional Shares) shall be distributed or paid to the primary beneficiary's estate in a single distribution. All distributions shall be made in Shares except that fractional shares shall be paid in cash.

                                   ARTICLE IX

                                  Miscellaneous
                                  -------------

     SECTION 1. Nontransferability of Benefits. Except as provided in Article VIII, Units credited to an Incentive Account shall not be transferable by an Employee or former Employee (or his or her beneficiaries) other than by will or the laws of descent and distribution or pursuant to a domestic relations order. No Employee, no person claiming through such Employee, nor any other person shall have any right or interest under the Program, or in its continuance, in the payment of any amount or distribution of any Shares under the Program, unless and until all the provisions of the Program, any determination made by the Committee thereunder, and any restrictions and limitations on the payment itself have been fully complied with. Except as provided in this Section 1, no rights under the Program, contingent or otherwise, shall be transferable, assignable or subject to any pledge or encumbrance of any nature, nor shall the Company or any of its Subsidiaries be obligated, except as otherwise required by law, to recognize or give effect to any such transfer, assignment, pledge or encumbrance.

     SECTION 2. Notices. The Company may require all elections contemplated by the Program to be made on forms provided by it. All notices, elections and other communications pursuant to the Program shall be in writing and shall be effective when received by the Company at the following address:

                  The Brink's Company
                  1801 Bayberry Court
                  P. O. Box 18100
                  Richmond, VA 23226-8100

                  Attention of Vice President -- Human Resources

     SECTION 3. Limitation on Rights of Employee. Nothing in this Program shall be deemed to create, on the part of any Employee, beneficiary or other person,
(a) any interest of any kind in the assets of the Company or (b) any trust or fiduciary relationship in relation to the Company. The right of an Employee to receive any Shares shall be no greater than the right of any unsecured general creditor of the Company.

     SECTION 4. No Contract of Employment. The benefits provided under the Program for an Employee shall be in addition to, and in no way preclude, other forms of compensation to or in respect of such Employee. However, the selection of any Employee for participation in the Program shall not give such Employee any right to be retained in the employ of the Company or any of its Subsidiaries for any period. The right of the Company and of each such Subsidiary to terminate the employment of any Employee for any reason or at any time is specifically reserved.

     SECTION 5. Withholding. All distributions pursuant to the Program shall be subject to withholding in respect of income and other taxes required by law to be withheld. The Company shall establish appropriate procedures to ensure payment or withholding of such taxes. Such procedures may include arrangements for payment or withholding of taxes by retaining Shares otherwise issuable in accordance with the provisions of this Program or by accepting already owned Shares, and by applying the fair market value of such Shares to the withholding taxes payable.

     SECTION 6. Term, Amendment and Termination.

     (a) This Program shall terminate on May 4, 2010, unless the Company's shareholders approve its extension.

     (b) The Committee may from time to time amend any of the provisions of the Program, or may at any time terminate the Program. No amendment or termination shall adversely affect any Units (or distributions in respect thereof) which shall theretofore have been credited to any Employee's Incentive Account. Solely with respect to an Employee's Pre-2005 Incentive Account, in conjunction with the termination of the Program, the Committee may in its discretion determine whether the value of all Units credited to any or all of the Incentive Accounts under the Program shall be distributed in Shares as promptly as practicable after such termination. On the termination of the Program, distributions from an Employee's Post-2004 Incentive Account shall be made in compliance with Code
Section 409A and Treasury Regulations issued thereunder.